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                                                                    EXHIBIT 10.9

                                     FORM OF
                           STOCK RESTRICTION AGREEMENT

         STOCK RESTRICTION AGREEMENT by and between MCK COMMUNICATIONS, INC. (the "Company") and [_________________] (the "Executive"), dated as of [_______________].

         WHEREAS, the Executive is one of the key employees of the Company and is the owner of [__________] shares of the Company's Common Stock (the "Shares"); and

         WHEREAS, the parties hereto believe that it is in the best interests of the Company and the Executive to provide for certain rights and obligations of the Company and the Executive with respect to the Shares under certain circumstances.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         Section 1. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following respective meanings:

                  (a) "ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) "CAUSE" shall mean the determination by a majority of the Board of Directors of the Company that are not employees of the Company that any one or more of the following events has occurred: (A) dishonesty, breach of fiduciary duty or breach of the terms of this Agreement or any other agreements executed by the Executive (including, without limitation, the Executive's Agreement Regarding Inventions, Confidentiality, Non-Competition and Non-Solicitation with the Company); (B) commission by the Executive of any act of embezzlement, fraud, larceny or theft on or from the Company; (C) substantial and continuing neglect or inattention by the Executive of duties of his employment which shall continue for 30 business days following written notification by the Board of Directors; (D) willful misconduct or gross negligence of the Executive in connection with the performance of such duties; (E) commission by the Executive of any acts of moral turpitude; or (F) the conviction of the Executive of a felony. A determination by the Board of Directors, after notice to the Executive and providing the Executive an opportunity to be heard, that the Executive has committed an act of the sort mentioned in (A) through (F) above shall be conclusive, whether or not there are proceedings by public authorities with respect thereto and without regard to the outcome thereof.

                  (c) "COMMON STOCK" shall mean the Company's Common Stock, par value $.15 per share.




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                  (d) "DISABILITY" shall have the meaning ascribed to it in the
         Executive's Employment Agreement with the Company.

                  (e) "EXECUTIVE" shall mean [__________________].

                  (f) "QUALIFIED PUBLIC OFFERING" shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act, other than on Forms S-4, S-8, S-14 or S-15 or their then equivalents, covering the offer and sale by the Company of its Common Stock, with net proceeds to the Company equal to or in excess of $15,000,000.

                  (g) "NON-VESTED SHARES" shall mean all the Shares that are not Vested Shares.

                  (h) "PERMITTED TRANSFEREES" shall mean the Executive's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren or grandchildren or a trust for their benefit.

                  (i) "SALE EVENT" shall mean the occurrence of any of the following events: (i) the Company is the subject of a merger or consolidation in which the holders of voting securities or the Company immediately prior to the closing of such merger or consolidation own less than fifty percent (50%) of the voting securities of the combined entity following such merger or consolidation; (ii) there is a sale or transfer of all of the voting securities of the Company to a person or entity that was previously not a shareholder of the Company; or (iii) there is a sale of substantially all of the Company's assets.

                  (j) "SHARES" shall mean the [___________] shares of Common Stock owned by the Executive on the date hereof.

                  (k) "TERMINATION EVENT" shall mean the termination of Executive's employment with the Company, whether by reason of death, Disability, retirement, discharge or any other reason, voluntary or involuntary.

                  (l) "VESTED SHARES" shall mean [_______] of the Shares owned by the Executive on [_________________], plus an additional [_____] of the Shares on the last day of each month, commencing on [_________________] and continuing through [_________________], so long as the Executive remains in the employ of the Company on each such date; provided, however, that if on any one occasion there shall occur a Sale Event, then one-half of the Non-Vested Shares held by the executive immediately prior to the closing of such Sale Event shall vest and become fully exercisable.

         Section 2. PURCHASE AND SALE OF SHARES.

                  2.1 PURCHASE AND SALE. On the date hereof, the Company hereby sells to the Executive and the Executive hereby purchases [_____________] Shares at a purchase price of




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[____] per Share, payable in cash or a promissory note reasonably acceptable to the Board of Directors.

         Section 3. REPURCHASE RIGHT.

                  3.1 REPURCHASE RIGHT. In the event of a Termination Event, the Company shall have the right and obligation (the "Repurchase Right") to repurchase all of the Non-Vested Shares and, if the Executive is terminated by the Company for Cause, all of the Vested Shares, at a per share repurchase price equal to the aggregate of (i) $[____] plus (ii) the documented, per share amount of any taxes paid by the Executive with respect to such Non-Vested Shares and/or Vested Shares on account of Section 83 of the Internal Revenue Code of 1986, as amended minus (iii) the amount of any tax reduction realized by the Executive during the tax year in which the repurchase occurs as a result of the application of the capital loss attributable to the repurchase to offset other capital gains. The Company shall exercise its Repurchase Right pursuant to the provision of Section 3.2 below.

                  3.2 EXERCISE OF REPURCHASE RIGHT AND CLOSING. The Company shall exercise the Repurchase Right by delivering or mailing to the Executive, in accordance with Section 8.7, written notice within 45 days after the Termination Event. The closing of any such repurchase of Non-Vested Shares and/or Vested Shares shall be held at the principal office of the Company, or at such other location as the parties to such repurchase may mutually determine. At any such closing, the Company shall pay to the Executive and/or any holder of the Non-Vested Shares and/or vested Shares the aggregate repurchase price for the Non-Vested Shares and/or Vested shares to be purchased by certified or bank check. At such time, the Executive and/or any holder of the non-Vested Shares and/or Vested Shares shall deliver to the Company the certificate or certificates representing the Non-Vested Shares and/or Vested Shares so repurchased, duly endorsed for transfer, free and clear of any lien or encumbrances.

         Section 4. RESTRICTIONS ON TRANSFER OF SHARES.

                  4.1 NO TRANSFERS UNLESS AUTHORIZED AND IN COMPLIANCE WITH THIS AGREEMENT.

                  (a) None of the Shares now owed or hereafter acquired shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law (each a "Transfer"), unless such Transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act), and such Transfer is in accordance with the terms and conditions of this Section 4. In connection with any Transfer of Shares, the Company may require an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including without limitation, the Act). The Executive agrees to give the Company prompt notice of any transfer of Shares to a Permitted Transferee. Any attempted disposition of Shares not in accordance with the terms and conditions of this Agreement shall be null and void, and the Company shall not reflect on its records any change in record ownership of any




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         Shares pursuant to any such disposition, shall otherwise refuse to recognize any such disposition of any shares.

                  (b) Prior to making any Transfer of Shares (other than to a Permitted Transferee), the Executive shall deliver written notice (the "Transfer Notice") to the Company. The Transfer Notice shall disclose in reasonable detail the identity of the prospective transferees, the number of shares to be Transferred (the "Offered Shares") and the terms and conditions of the proposed Transfer. By giving the Transfer Notice, the Executive shall be deemed to have granted the Company an option to purchase the Offered Shares. The Company many purchase all, but not less than all, of the Offered Shares upon the same terms and conditions as those set forth in the Transfer Notice by delivering written notice of such election to the Executive within 20 days after the Transfer has been delivered to the Company (the "Election Period"). If the Company has not elected to purchase or otherwise acquire all of the Offered Shares prior to the expiration of the Election Period, the Executive may Transfer such Shares at a price and on terms no more favorable to transferees thereof than specified in the Transfer notice during the 30-day period immediately following the expiration of the Election Period (the "Transfer Period"). Any Offered Shares not Transferred within the Transfer period shall be subject the provisions of this
         Section 4.1 upon any subsequent Transfer. If the Company has elected to purchase any offered Shares hereunder, the Transfer of such Offered Shares shall be consummated as soon as practical after the delivery of the election notice to the Executive, but in any event within 15 days after the expiration of the Election Period.

                  4.2 TRANSFERS TO PERMITTED TRANSFEREES. Subject to the next sentence of this Section 4.2, the Executive may sell, assign, transfer or give away any or all of the Shares without receipt of consideration or for such consideration as such holder shall determine to Permitted Transferees. No transfer permitted hereby shall be effective unless the Permitted Transferee to whom the Shares are proposed to be transferred has delivered to the Company a written acknowledgement that the Shares to be received by it are subject to the provisions of this Agreement (including without limitation, the provisions of this Section 4) and that the Permitted Transferee is bound hereby and thereby.

                  4.3 TRANSFERS UPON DEATH. Upon the death of the Executive, the Vested Shares held by the Executive may be transferred and distributed by will or other instrument taking effect at his death or by the laws of descent and distribution to the Executive's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees whether or not such heirs, legatees or distributees are Permitted Transferees. No transfer permitted hereby shall be effective unless the transferee to whom the Shares are proposed to be transferred pursuant to this provision has delivered to the Company a written acknowledgement that the Shares to be received by it are subject to the provisions of this Agreement (including without limitation, the provisions of this Section 4) and that such transferee is bound hereby and thereby.



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         Section 5. LEGEND. Any certificate representing the Shares shall carry the following legends:

                  "The transferability of this Certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture, repurchase and restrictions against transfers contained in the Executive's Stock Restriction Agreement dated [__________] between the Company and [___________] (copies of which are available at the offices of the Company for examination)."

             and

                  "The shares represented by this Stock Certificate have not been registered under the Securities Act of 1933 or the securities laws of any state. The shares may not be sold or transferred in the absence of such registration or an exemption from registration."

         Section 6. TERMINATION. The provisions of Sections 3, 4 and 5 hereof shall terminate upon a Qualified Public Offering.

         Section 7. MISCELLANEOUS PROVISIONS.

                  7.1 INVESTMENT REPRESENTATION. The Executive represents that his purchase hereunder is for investment and not for resale or with a view to the distribution thereof. The Executive acknowledges that the Executive has been informed by the Company that in the absence of an effective registration statement under the Act and under any applicable state securities or "blue sky" laws (or exemptions from the registration requirements thereof), the Shares may not be sold or otherwise transferred or disposed of. The Company is not obligated to register under the Act or under applicable state securities or "blue sky" laws, any sale transfer or other disposition of the Shares, and, accordingly, the Shares must be held, and the Executive must bear the economic risk of such investment, for an indefinite period of time unless such sale, transfer or disposition is registered under the Act and under any applicable state securities or "blue sky" laws or is exempt from the registration requirements thereof.

                  7.2 EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                  7.3 CHANGE AND MODIFICATIONS. This Agreement may not be orally changed, modified or terminate, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminate only by an agreement in writing signed by the Company and the Executive.



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                  7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  7.5 HEADINGS. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of the Agreement and shall not be considered in the interpretation of this Agreement.

                  7.6 SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

                  7.7 NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Executive shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Executive shall be addressed to the address furnished by such holder to the Company.

                  7.8 BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first above written.

                                    MCK COMMUNICATIONS, INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    EXECUTIVE:


                                    ------------------------------------------
                                    [Name]




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